APEX

May 2021

Analyst Day Presentation

Disclaimer (1/3)

Basis of Presentation

This Presentation (this "Presentation") is provided for informational purposes only. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the previously announced potential business combination between Apex Fintech Solutions LLC ("Apex") and Northern Star Investment Corp. II ("Northern Star") and related transactions (the "Potential Business Combination"), nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Northern Star nor Apex has independently verified the data obtained from these sources or can assure you of the data's accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Northern Star, Apex or their respective representatives as investment, legal or tax advice.

Forward Looking Statements

Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Potential Business Combination and the projected future financial performance of Apex and Apex's operating companies following the Potential Business Combination; (3) changes in the market for Apex's services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the Potential Business Combination; and (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the Potential Business Combination. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Apex's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory, and legal conditions; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex's ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the U.S. Securities and Exchange Commission (the "SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Northern Star's and Apex's expectations, plans or forecasts of future events and views as of the date of this Presentation. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star's and Apex's assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star's and Apex's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Data

The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Northern Star and Apex assume no obligation to update the information in this Presentation.

Trademarks

Northern Star and Apex own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Northern Star or Apex, or an endorsement or sponsorship by or of Northern Star or Apex. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Northern Star or Apex will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Disclaimer (2/3)

Use of Projections

This Presentation contains projected financial information with respect to Apex, namely operating expenses, Adjusted EBITDA and Adjusted Net Revenue for 2021-2023. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star's and Apex's control. See "Forward-Looking Statements" above. While all projections, estimates and targets are necessarily speculative, Northern Star and Apex believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this Presentation should not be regarded as an indication that Northern Star and Apex, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Neither the independent auditors of Northern Star nor the independent registered public accounting firm of Apex has audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

Financial Information; Non-GAAP Financial Measures

The Apex financial information and data for the fiscal years ended December 31, 2018, 2019 and 2020 included herein have been audited by RSM US LLP.

Some of the financial information and data contained in this Presentation, such as Adjusted Net Revenue, Adjusted EBITDA, and Adjusted Operating Margin, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, operating income, profit before tax, net income or any other performance measures derived in accordance with GAAP. A reconciliation of the projected non-GAAP financial measures has not been provided and is unable to be provided without unreasonable effort because certain items excluded from these non-GAAP financial measures such as charges related to stock-based compensation expenses and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time.

Northern Star and Apex believe these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Apex's financial condition and results of operations. Apex's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Northern Star and Apex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Apex's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Northern Star does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Apex's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. See the footnotes on the slides where these measures are discussed and the Appendix for definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

Disclaimer (3/3)

Important Information for Investors and Stockholders

In connection with the Potential Business Combination, Northern Star has filed a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the Potential Business Combination. Copies may be obtained free of charge at the SEC's web site at www.sec.gov or by directing a written request to Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the Potential Business Combination because they will contain important information about the Potential Business Combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star's stockholders in connection with the Potential Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star's executive officers and directors in the solicitation by reading Northern Star's filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star's stockholders in connection with the Potential Business Combination are set forth in the registration statement on Form S-4 for the Potential Business Combination that Northern Star filed with the SEC on April 8, 2021, which includes a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus any amendments or supplements thereto carefully before making any voting or investment decisions.

This Presentation is not a substitute for the registration statement or for any other document that Northern Star may file with the SEC in connection with the Potential Business Combination.

Video

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Introductions

Overview of NSTB



Joanna Coles
Chairwoman of the Board and CEO

BARK HEARST magazines abc studios Snap Inc.
SONOS Klarna. THE BOLD TYPE airbnb magazine



Jonathan J. Ledecky
President and COO

BARK PIVOTAL XLFleet
KIDiscovery Mail Boxes Etc. (now UPS Store)

Investment Thesis

1. Apex's differentiated technology solutions
2. Unique combination of growth and profitability
3. Large, high quality client base and significant momentum
4. Favorable addressable market and industry tailwinds
5. Deep competitive moat
6. Veteran management team

Today's Speakers



Matt Hulsizer
Apex Board Member



Bill Capuzzi
CEO and Apex Board Member



Tricia Rothschild
President



Dustin Kirkland
Chief Product Officer



Chris Springer
Chief Financial Officer



Josh Gray
Chief Technology Officer



Connor Coughlin
General Manager, FinTech

Apex: The FinTech for FinTechs

MISSION

We are the FinTech for FinTechs

VISION

The trusted technology that drives disruption and innovation in the financial services industry

PURPOSE

Investing made easy


STASH
Total value
$11,202.46
Bank
$1,450.25
available balance
Invest
$9,752.21
combined value
Next milestone
$10,000.00
Invest
Personal portfolio
$5,125.34
+$410.02
Retirement portfolio

STASH
is powered by Apex

Investing Done Right



All Accounts
-$36,945
Debt
$5,541.92
$4,541.92
$4,541.92
-$6,945.11
-$3,400.11
-$3,545.00
MARNA
$135.43
10AM
12PM
2PM
4PM
1D
1W
1M
YTD
1Y
5Y
Marina
Buy
Bitcoin
BTC
Ethereum
ETH
Litecoin
LTC
Bitcoin Cash
BCH
Ripple
XRP

SoFi is powered by Apex

Our Clients Handle

- Customer Experience
- Customer Acquisition

Apex Empowers

Trading
- Wide Array of Asset Classes
- Integrated Crypto Solution
- Fractional Trading
- Direct Indexing for Retail Accounts

Instant Account Opening and Funding

Efficient & Seamless Tax Management & Reporting

Modern, Paperless Experience

Streamlined Digital Asset Movements

Settle Trades and Safekeep Customer Assets

The Trusted Platform For Disruptors and Innovators

APEX

Advisor Tech
- ORION
- ENVESTNET
- investcloud
- bambu
- Marstone

Advisory
- FRANKLIN TEMPLETON
- Altruist
- Westwood
- RobustWealth
- Facet WEALTH
- CAMBRIDGE

Brokerage
- Webull
- SOGOTRADE
- ally invest
- STOCKPILE
- OPTIONS AI
- LEVELX
- MoneyLion
- eToro

Wealth-Tech
- SoFi
- STASH
- Stocktwits
- Titan
- Albert
- Betterment
- M
- Public
- AVENUE
- LEX

Pro
- ViewTrade
- JWTT
- TRILLIUM
- STURDIVANT & CO.
- Seven Points
- CHIMERA SECURITIES
- BENCHMARK
- GLOBAL LIQUIDITY PARTNERS
- GREAT POINT
- precision SECURITIES

Brokerage Tech
- Orbis
- tradier
- FusionIQ

Loyalty Investing
- bumped

Our Clients Love Us

Webull

★★★★★

"Apex Clearing has been Webull's partner since our launch and I can unequivocally say, that if it were not for Apex's support, technology, and personnel, no one would have ever heard of Webull. No other clearing firm has both the capacity and most importantly, technology, to handle today's fintech customers and account throughputs."

Anthony Denier, CEO

Altruist

★★★★★

"Apex is a forward thinking partner that helps us deliver a world class client experience. They are responsive to our needs and actively work with us to continue to innovate for our clients."

Mazi Bhadori, CCO & EVP

SoFi

★★★★★

"Apex underpins our SoFi Wealth offering. There is no question that what they do is critical to this piece of our business. They continue to impress us as we broaden our product suite."

Anthony Noto, CEO

STASH

★★★★★

"Apex provides critical clearing solutions for Stash, helping us better support our millions of customers as they work towards their unique financial goals."

Brandon Krieg, Co-Founder and CEO

invstr

★★★★★

"It's been fabulous working in partnership with Apex Clearing. Yes, they have great technology. Yes, they have great people. But more importantly they have a positive attitude and a willingness to innovate. So, when we asked them to do things that had never been done before, they worked with us to make it happen. Without that attitude we would not have been able to deliver the unique experience we offer our customers. It's an attitude that starts at the very top of the company and works its way throughout the organisation. Lots of companies can hire people and build technology. Few can create the positive culture that Apex thrives on."

Kerim Derhalli, CEO

Outstanding Momentum and Performance

Clients Acquired[1]



22
29
33
11
2018
2019[1]
2020
Q1 2021

Customer Accounts (millions)



4 million
increase in Q1 2021
CAGR: 33%
5.9
6.7
10.4
14.4
2018
2019
2020
Q1 2021

$19 billion

Increase in AUC[2] in Q1 2021, bringing total to

$97 billion

235 million

Trades in Q1 2021.
Trades in FY 2020:

451 million

(1) Represents organic Apex Clearing Corp. acquired clients. 2019 does not include 37 additional clients added via Apex Pro acquisition.
(2) Assets under custody.

Why We're Different

Legacy custodians serving both B2B and B2C clients remain largely manual…



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…and struggle with conflicts of interest



APEX
Tooling & Services
Trading
Clearing & Custody

The <u>only</u> comprehensive, agnostic, full-stack platform

A Team Comprised of Technologists & Innovators



Dustin Kirkland
Chief Product Officer

Google IBM CANONICAL



David Budworth
Chief Architect

PEAK6 spark networks eloan



Josh Gray
Chief Technology Officer

cedexis citrix PayRange portland seedfund



Lucille Mayer
VP Business Process Product Mgmt.

BNY MELLON | PERSHING MorganStanley SmithBarney



Brooke Cowan
Senior Director, Data Science

CSAIL Raytheon LegitScript expedia group



Russell Okoth
Chief Information Security Officer

cooper AIG TEKsystems



Selom Tetteh
VP & Head of Relationship Mgmt.

Goldman Sachs BARCLAYS



Bryan Jacobsen
Chief Compliance Officer

npc Cetera RESOURCE AMERICA, INC



Terry Ray
Chief Operations Officer

PENSON

Apex Highlights

Next-Gen B2B Platform
10 Seconds to Account Opening

Fast, Reliable, Capable
451mm Trades processed in FY 2020

Powering and Enabling Disruptors
33 Clients Added in FY 2020

Bringing Financial Services to
14mm Customers Accounts as of March 31, 2021

Robust Scale and Growth
72% 2020A Adj. Net Revenue Growth[1]

Highly Profitable Financial Model
36% 2020A Adj. Operating Margin[2]

Our Awards

2021 WEALTHTECH 100

FAST COMPANY 2021 MOST INNOVATIVE COMPANIES

FINTECH BREAKTHROUGH AWARDS — *Best Wealth Management Company (2018 – 2021)*

GLOBAL FINTECH AWARDS 2020 BENZINGA WINNER

(1) Adjusted Net Revenue equals total net revenues less reimbursable fees and other non-operating income excluding the impact of interest expense on debt. Please refer to reconciliation in the appendix.
(2) Adjusted Operating Margin is defined as Adjusted EBITDA divided by Adjusted Net Revenue. Please refer to reconciliation in the appendix.

Trends Driving Our Market

Powerful Secular Tailwinds

Democratization of Investing
Increased Interest from Non-Financial Services / Consumers

Convergence of Financial Services
One-Stop-Shop Across Financial Services

Digital Data Innovation
Leverage Data and Insights

Digitalization of Investment Management
Digital-First Solutions Automating Legacy Infrastructure

Generational Wealth Transfer


Greatest Generation
Silent Generation
Baby Boomers
$68tn
In assets expected to transfer over the next 25 years
Generation X
Millennials


~41%
Custody of non-retirement taxable brokerage accounts under age 45(1)
+9mm
Apex customers between age 18 – 40 as of March 31, 2021
~75%
Apex accounts opened in Q1 2021 aged 40 and under

Source: Hearts and Wallets, Cerulli.
(1) Represents Apex share of total non retirement taxable brokerage accounts owned by people under the age of 45 as of August 2020.

Significant and Expanding TAM


~$100bn
Apex
Assets under
Custody
~$1tn
US
Online Advice
Assets
~$17tn
US
Online Brokerage
Assets
~$28tn
US
Traditional Advisory
Assets
International
Real Estate
NFTs / Alternatives
Private Company Shares
Global Asset
Opportunity

Source: Management estimates, Tiburon.

Innovative Platform Solutions

A Comprehensive Offering On A Single Platform







ACCOUNT TYPES	MODERN CLIENT EXPERIENCES	INVESTMENTS
Individual	Zero-commission models	Equities
Joint	Notional and fractional trading	ETFs
Retirement	Self-directed or advisory models	Mutual Funds
Custodial	Portfolio margin	Options
Trust and Entity	Stock lending	Futures
Institutional	Rebalancing	Digital Securities
	Loyalty investing	Fixed Income
		Cryptocurrencies
		NFTs

APEX Full End to End Technology Platform

Delivered Through World Class Technology



Millions of Investors / Customers
Hundreds of Clients
APEX APIs
Authentication & Authorization
Messaging
Protocols
Partners
APEX Microservices
Accounts
Data
Cash
Trading
CIP/KYC
ACATS
Comms
Tax
Regs
Positions & Balances
Cost Basis
Corporate Actions
Risk
FPSL
ACHs & Wires
Instant Cash & TPJ
Fees & Credits
AML
Margin
Fractions
Baskets
Rebalancer
Mutual Funds
NFTs
Crypto
Infrastructure
Cloud Services
Third Party Services
Agile Customer Experience

Embedded Crypto Trading

Our API Enables

- Seamless brokerage + crypto solution
- Full customization
- 24 / 7 Access
- Fractional and notional trading

$598mm+
traded as of March 31, 2021[(1)]

1.6mm+
accounts opened as of March 31, 2021[(1)]

BTC | ETH | LTC | BCH

Z Cash | Stellar | Dogecoin

(1) The transfer of Apex Crypto LLC to Apex Fintech Solutions LLC is subject to regulatory approvals, which may not be obtained prior to closing of the SPAC merger and there are no assurances that such approvals will ever be obtained.

We Solve Problems Our Competitors Can't

APEX		VS	Competition
100% agnostic, B2B model with competitive, clear, and straightforward pricing	✓	Business Model & Pricing	Conflicted business models with complex, hidden, and high pricing
Full stack - back, middle, and front office	✓	Range of Products	Disjointed technology stacks across multiple vendors
10 seconds to paperless account opening and funding	✓	Account Onboarding	Limited account types, sometimes 24+ hour account opening and 5+ days to funding
Comprehensive, modern tech stack supported by a world-class service team	✓	Technology & Infrastructure	Antiquated technology, limited flexibility, legacy service model
Track record of next gen solutions (i.e. fractional trading, crypto, NFTs, etc.)	✓	Innovative Products	Archaic mechanics and manual processes limit innovation
We secure and custody assets in an operationally and capital efficient manner	✓	Custody	Often built on top of third-party custody

Client Case Studies

Client	Problem	APEX Solution
FinTech helping employees earn more	Help customers maximize their employee stock purchase plans	Our scalable and flexible tech stack ensures frictionless execution and compliance for all regulatory standards
FinTech redefining real estate investing	Access to real-estate as an asset class is expensive and off limits to most retail investors	We have brought a commercial real estate IPO to market that enables individual investors to invest as little as $250 to become an owner
Self-directed brokerage providing modern investing	Customers don't want to wait 24+ hours to start trading	We offer instant account funding, allowing customers to trade within seconds
Pre-launch self-directed brokerage	Wanted to offer fractional shares	We committed and innovated this technology before they went live
Digital forward advisor	Wanted to make it easier to transfer assets	We solved this by digitizing the accounts transfer process, eliminating paper-based conversion

Record of Innovation


2013:
Launches all-digital account opening & funding experience
2014:
Introduces automated digital ACATs
2015:
Enabled foreign custody on our platform
2016:
Launches API based rebalancing solution
2017:
Originates first ever, real-time payments transaction
2018:
Launches brokerage and crypto trading solution
2019:
Launches fractional trading
2020:
Enters broader Advisory space
Launches Apex Extend
2021:
Launch NFTs expected summer 2021

Active R&D Will Drive Continued Innovation

- Expanded traditional advisory products
- 24/7 trading
- Loyalty investing
- Fractional options
- T+1
- International

Set Up to Power the Convergence of Financial Services


Advisory
Robo
Self-Directed Trading
Crypto & NFTs
Payments
APEX
Lending
International
Insurance
Banking

Enabling a new age of financial services with next generation solutions

We Grow With Our Clients

As our clients grow, we adapt with new services and products



Their growth is our growth – our interests are strongly aligned
New Business Review
Engage
Grow
Existing Business Review
Our dynamic APIs and dedicated onboarding team tailor solutions to fit client needs wherever they exist (front to back)
Attract
Engage
Onboarding and Integration
Clients are attracted to our powerful, comprehensive tech stack that accompanies our diverse product offerings
Retain
Improved economics and value ensure retention
Business Strategy Review

Growth

Natural Flywheel Accelerates Advantage



Leading Technology and Products
Lower Cost Structure / Instant Transfer
Superior Customer Experience / Higher Engagement
Attracts New Customers to Platform
Increase Volume
Customer Data and Insights
Enhanced R&D at Economies of Scale
APEX

Deep Competitive Moat


APEX

- Cost Structure Advantage
- High Barriers to Entry
- Deep Domain Knowledge and Regulatory Expertise
- High Switching Cost
- Network Effect

Multiple Levers for Accelerating Growth

Increase client base and channel partners

Drive organic client growth, particularly in the traditional wealth advisor landscape

Grow our client's revenue

We grow when our clients succeed

Expand platform capabilities

Build our current offering as well as move into new verticals

Geographic expansion

Expand our business and TAM into international markets

M&A

Pursue accretive, highly complementary and synergistic acquisitions

Comprehensive Go-to-Market Strategy


Direct Sales
Strategic Channel Partners
Solutions & Sales Engineering
APEX
Onboarding
Marketing

Strategic Channel Partners

FRANKLIN TEMPLETON
ORION
ENVESTNET
investcloud
FusionIQ
tradier
Marstone
RobustWealth
bambu
ViewTrade

Platform for M&A



Digital Brokerage and WealthTech
Flexible User Experience
Clearing/Custody
Reporting and Back-office
Vertical Integration
TODAY
Digital Brokerage
WealthTech
Crypto
Insurance
Data Aggregation
Advisory
Financial Planning
Banking
Lending
Horizontal Integration

Financial

Financial Highlights

- Diverse Revenue Streams
- Growth Supported by Robust Underlying KPIs
- Strong and Demonstrated Revenue Growth
- Tremendous Operating Leverage
- Strong Cash Flow Growth

How We Generate Revenue

	Description	Key Drivers	FY 2020 Adj. Net Revenue[1] Transactional	Recurring	% of Total[2]
Net Interest Income	Debit and credit interest on client balances, fully paid margin securities lending, and stock borrowed from clients	Credit and debit balances, assets in custody for stock loan, and effective interest rates	○	●	$99mm 42%
Commissions	Clearing, execution, and RIA fees	# of trades and rate per trade, adjusted for minimums	●	○	$96mm 41%
Other Fees and Services	ACH return fees, account opening fees, funded account fees, and paper fees	# of accounts	◑	◑	$28mm 12%
Other Income	Crypto-related fees, and Proxy and locate fees	# of accounts	◑	◑	$12mm 5%
Total Adj. Net Revenue[1]			**~49%**	**~51%**	**$235mm** **100%**

Note: The breakout above does not reflect the impact of the clients who are paying only minimum fees. Additionally, it does not adjust for clients that exceed minimums but if their transaction/recurring fees were reduced below their minimum would still owe the minimum fee. Adjusted net revenue excludes reimbursable fees, primarily consisting of fees collected for certain expenses such as exchange fees, execution costs and fees due to regulatory or governmental agencies where an offsetting amount recorded as an operating expense, which we do not consider internally when monitoring operating performance.

(1) Adjusted Net Revenue equals total net revenues less reimbursable fees and other non-operating income and excludes the impact of interest expense on debt. Please refer to reconciliation in the appendix.

(2) % of Total excludes reimbursable fees and adjusts for certain line items, such as other non-operating income and interest expense on debt, as stated in the Adj. Net Revenue reconciliation. Please refer to reconciliation in the appendix.

Strong KPI Momentum

Clients Acquired[(1)]


22
29
33
11
2018
2019(1)
2020
Q1 2021

Customer Accounts

(in millions)


CAGR: 33%
5.9
6.7
10.4
14.4
2018
2019
2020
Q1 2021

Average Revenue per Account

($)


CAGR: 18%
$19
$22
$27
$8
2018
2019
2020
Q1 2021

Customer Trades

(in millions)


CAGR: 27%
280
206
451
235
2018
2019
2020
Q1 2021

Customer Credits

($ in millions)


CAGR: 56%
$3,927
$5,171
$9,595
$10,590
2018
2019
2020
Q1 2021

Customer Debits

($ in millions)


CAGR: 73%
$379
$365
$1,135
$1,521
2018
2019
2020
Q1 2021

(1) Represents organic Apex Clearing Corp. acquired clients. 2019 does not include 37 additional clients added via Apex Pro acquisition.

Stellar Q1 2021 Performance

Q1 2021 Performance

- Q1 2021 Adj. Net Revenue **grew 122%**, increasing from ~$46mm in 2020 to **~$102mm**
- Q1 2021 Adj. EBITDA **grew 262%**, increasing from ~$13mm in 2020 to **~$46mm**
- These positive results are further reflected in significant improvement in KPIs, including customer accounts and trades which **grew 85% and 183%** respectively

KPIs Growth

KPI	Q1 2020	Q1 2021	*Growth*
Total Customer Accounts (000s)	7,805	14,433	85%
Customer Trades (000s)	83,071	235,455	183%
Avg. Revenue per Account ($)	$6.41	$8.05	26%
Customer Credits ($mm)	$6,439	$10,590	65%
Customer Debits ($mm)	$299	$1,521	409%

Adj. Net Revenue(1)

($ in millions)



YoY Growth: 122%
$46
$102
Q1 2020
Q1 2021

Adj. EBITDA(2)

($ in millions)



YoY Growth: 262%
$13
$46
Q1 2020
Q1 2021

% Margin	28%	45%

(1) Adjusted Net Revenue equals total net revenues less reimbursable fees and other non-operating income and excludes the impact of interest expense on debt. Please refer to reconciliation in the appendix.
(2) Adjusted EBITDA equals net income adjusted for income tax expense, interest expense on debt, depreciation and amortization, and other income/expenses. Please refer to reconciliation in the appendix.

Financial Performance

Adj. Net Revenue[(1)]

($ in millions)



CAGR: 24%
$136
$235
$311
$375
$451
2019A
2020A
2021E
2022E
2023E

% Growth

2019A	2020A	2021E	2022E	2023E
--	72%	32%	21%	20%

Adj. EBITDA[(2)]

($ in millions)



CAGR: 28%
$25
$85
$106
$133
$178
2019A
2020A
2021E
2022E
2023E

% Margin

2019A	2020A	2021E	2022E	2023E
19%	36%	34%	35%	39%

Notes: Please refer to appendix for reconciliations of Adj. Net Revenue and Adj. EBITDA.

(1) Projected Adjusted Net Revenue has been revised upwards from previously disclosed amounts to account to reflect a change in accounting policy related to the Company's crypto business that results in additional income and does not reflect any changes in management's outlook for the business. The additional income recognized by the change in policy is nullified by a corresponding increase in expenses. Adjusted Net Revenue equals total net revenues less reimbursable fees and other non-operating income and excludes the impact of interest expense on debt. Please refer to reconciliation in the appendix.

(2) Adjusted EBITDA equals net income adjusted for income tax expense, interest expense on debt, depreciation and amortization, and other income/expenses. Please refer to reconciliation in the appendix.

Q&A

Appendix

Financial Model

(In $mm)	Historical 2019A	Historical 2020A	Projected 2021E	Projected 2022E	Projected 2023E
Commissions	$51	$96	$120	$154	$178
Net Interest Income	63	99	110	108	139
Other Fees and Services	14	28	35	46	57
Other Income	8	12	46	68	77
Adjusted Net Revenue [(1)]	**$136**	**$235**	**$311**	**$375**	**$451**
Execution, Clearing And Brokerage Fees	$15	$24	$48	$61	$67
Employee Compensation And Benefits	52	74	95	116	133
Communications	23	29	29	25	26
Other (Incl Admin & General, Occupancy)	21	23	33	40	46
Total Operating Expenses	**$111**	**$150**	**$205**	**$242**	**$273**
Adjusted EBITDA [(2)]	**$25**	**$85**	**$106**	**$133**	**$178**

Note: The above excludes reimbursable fees and adjusts for certain line items, such as other non-operating income and interest expense on debt, as stated in the Adj. Net Revenue reconciliation. Please refer to reconciliation in the appendix.
(1) Adjusted Net Revenue equals total net revenues less reimbursable fees and other non-operating income and excludes the impact of interest expense on debt. Please refer to reconciliation in the appendix.
(2) Adjusted EBITDA equals net income adjusted for income tax expense, interest expense on debt, depreciation and amortization, and other income/expenses. Please refer to reconciliation in the appendix.

Balance Sheet

(In $mm)	March 31, 2021 (unaudited)
Assets	
Cash and Cash Equivalents	$216
Cash - Segregated for Regulatory Purposes	7,229
Securities - Segregated for Regulatory Purposes, at Fair Value	1,850
Securities Borrowed	555
Securities Purchased Under Agreements to Resell, Segregated For Regulatory Purposes	200
Financial Instruments Owned and Pledged, at Fair Value	49
Receivables, Net	
Customers	$1,524
Brokers, Dealers, Correspondents and Clearing Organizations	214
Total Receivables, Net	**$1,738**
Other Assets	$66
Property, Plant and Equipment, Net	4
Intangible Assets, Net	4
Operating Lease Right-Of-Use Assets	6
Goodwill	14
Total Assets	**$11,932**

($ mm)	March 31, 2021 (unaudited)
Liabilities and Members' Equity	
Securities Loaned	$1,665
Loans from Affiliates	236
Convertible Senior Notes	100
Payables	
Customers	$9,377
Brokers, Dealers, Correspondents and Clearing Organizations	164
Affiliates	17
Accrued Expenses and Other Liabilities	91
Total Payables	**$9,648**
Operating Lease Right-Of-Use Liabilities	6
Total Liabilities	**$11,655**
Commitments and Contingencies	
Members' Equity	
Common Units	$108
Retained Earnings	169
Total Members' Equity	**$278**
Total Liabilities and Members' Equity	**$11,932**

Non-GAAP Reconciliations – Adj. Net Revenue

($ mm)	FY 2020
Total Net Revenues	$359
Reimbursable Fees	(133)
Other Non-Operating Income	1
Interest Expense On Debt	8
Adjusted Net Revenue	**$235**

($ mm)	Q1 2021
Total Net Revenues	$146
Reimbursable Fees	(38)
Other Non-Operating Income	(9)
Interest Expense On Debt	3
Adjusted Net Revenue	**$102**

Non-GAAP Reconciliations – Adj. EBITDA and Adj. Operating Margin

($ mm)	FY 2020
Net Income	$50
Income Tax Expense	23
Interest Expense on Debt	8
Depreciation and Amortization	2
Other Income/Expenses	1
Adjusted EBITDA	**$85**
Adjusted Net Revenue	$235
Adjusted Operating Margin	**36%**

($ mm)	Q1 2021
Net Income	$36
Income Tax Expense	14
Interest Expense on Debt	3
Depreciation and Amortization	0
Other Income/Expenses	(8)
Adjusted EBITDA	**$46**
Adjusted Net Revenue	$102
Adjusted Operating Margin	**45%**

Sources, Uses and Ownership

Sources ($mm)	
Apex Rollover Equity[1]	$4,700
SPAC Cash in Trust	400
PIPE Capital	450
Total Sources	$5,550

Uses ($mm)	
Apex Rollover Equity[1]	$4,700
Repayment of Existing Debt	120
Cash to Balance Sheet	690
Illustrative Transaction Fees	40
Total Uses	$5,550

Pro Forma Fully Diluted Ownership



7%
2%
8%
83%
SPAC Public Investors
SPAC Sponsor
PIPE Investors
Rollover of Existing Apex Shareholders

Pro Forma Fully Diluted Ownership		
Apex Equity[1]	470	83%
PIPE Investors	45	8
SPAC Public Shares	40	7
SPAC Founder Shares	10	2
Total Fully Diluted Shares Outstanding	565	100%

Pro Forma Valuation ($mm, except per share amounts)	
Pro Forma Shares Outstanding	565
Price / Share ($)	$10.00
Equity Value	$5,650
Cash on Balance Sheet	(1,108)[2]
Debt	120[2]
Enterprise Value	$4,662

Source: NSTB Prospectus, filed January 27, 2021.
Notes: Excludes any impact from the management equity plan. Assumes new shares are issued at $10.00 per share and no exercise of out-of-the-money NSTB warrants. Assumes no redemptions by SPAC public investors. Actual results in connection with the merger may differ. Excludes future dilutive impact of up to $120mm of convertible debt and anticipated option pool up to 10%. Affiliates of a leading alternative investment manager own $100mm (with an option to purchase up to an additional $20mm) of Apex convertible notes and are also investors in the PIPE financing.
(1) Includes equity issuable to Apex parent upon conversion of debt.
(2) "Cash on Balance Sheet" is inclusive of existing cash and working capital on balance sheet as of December 2020. "Debt" includes expected issuance of up to $20 million of convertible senior notes.